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                                                                    Exhibit 10.8

                                                                  EXECUTION COPY

    ------------------------------------------------------------------------




                             INTERCREDITOR AGREEMENT

                            Made as of April 3, 2002

                                     Between

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       and

                      GENERAL ELECTRIC CAPITAL CANADA INC.

                                       and

                  THE BANK OF NEW YORK, AS US COLLATERAL AGENT

                                       and

            BNY TRUST COMPANY OF CANADA, AS CANADIAN COLLATERAL AGENT

                                       and

                   THE BANK OF NEW YORK, AS INDENTURE TRUSTEE

                                       and

          SPORT MASKA INC., THE HOCKEY COMPANY, SPORTS HOLDINGS CORP.,
        MASKA U.S., INC., SLM TRADEMARK ACQUISITION CANADA CORPORATION,
             SLM TRADEMARK ACQUISITION CORP. AND WAP HOLDINGS INC.



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                                                                  EXECUTION COPY


SECTION 1 - INTERPRETATION

         1.1      Definitions..................................................3
         1.2      Headings....................................................12
         1.3      References..................................................12
         1.4      Number and Gender...........................................12
         1.5      Time of the Essence.........................................12

SECTION 2
         INTERCREDITOR AGREEMENT..............................................12
         2.1      Lien Priorities.............................................12
         2.2      Distribution of Proceeds of Collateral......................15
         2.3      Enforcement Actions.........................................17
         2.4      Liquidation Periods.........................................19
         2.5      Use of Collateral Agent Senior Collateral...................20
         2.6      Collateral Agent's Rights During Liquidation Periods........21
         2.7      Availability and Delivery of Books, Records Etc.............21
         2.8      Expenses During Liquidation Periods.........................22
         2.9      Release of Liens............................................22
         2.10     Release of Pledged Share Documents..........................23
         2.11     Intellectual Property Licence...............................23
         2.12     Use of Intellectual Property................................24
         2.13     Amounts to be Received in Trust.............................24
         2.14     Additional Credit Extensions; Amendments....................24
         2.15     Accounting..................................................25
         2.16     Notice of Defaults..........................................25
         2.17     Insurance...................................................25
         2.18     Notices of Sale.............................................27
         2.19     Agents for each of the Secured Parties......................27
         2.20     Collateral Agent Obligations................................27

SECTION 3 - MISCELLANEOUS
         28
         3.1      Notices.....................................................28
         3.2      Contesting Liens or Security Interests......................28
         3.3      The Debtors Acknowledgement on Insolvency Proceedings.......28
         3.4      No Additional Rights for the Debtors Hereunder..............28
         3.5      Independent Credit Investigations...........................29
         3.6      Limitation on Liability of Agents to Each Other.............29
         3.7      Amendments to this Agreement................................29
         3.8      Entire Agreement............................................29
         3.9      Further Assurances..........................................29
         3.10     No Waiver...................................................29
         3.11     Severability................................................30
         3.12     Successors and Assigns; Counterparts........................30
         3.13     Governing Law...............................................30
         3.14     Attornment..................................................30


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         3.15     Information.................................................30
         3.16     Termination.................................................30
         3.17     Agreement Does Not Apply to Certain Property................31

































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                             INTERCREDITOR AGREEMENT

This lntercreditor Agreement (as amended, supplemented. restated or otherwise modified from time to time, this "AGREEMENT") is made as of April 3, 2002, between

              GENERAL ELECTRIC CAPITAL CORPORATION., a Delaware corporation (in its capacity as agent for itself and the other US Lenders (as defined in Recital A), together with its successors and assigns in such capacity, "GECC")

                                       and

              GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation (in its capacity as agent for itself and the other Canadian Lenders (as defined in Recital B), together with its successors and assigns in such capacity, "GE CAPITAL CANADA")

                                       and

              THE BANK OF NEW YORK, a New York banking corporation (solely in its capacity as US collateral agent for the Holders and the Indenture Trustee (each as defined in Recital C) together with its successors and assigns, "US COLLATERAL AGENT")

                                       and

              BNY TRUST COMPANY OF CANADA, a trust company incorporated pursuant to the laws of Canada (solely in its capacity as Canadian collateral agent and as fonde de pouvoir for the Indenture Trustee and the Holders (each as defined in Recital C) together with its successors and assigns, "CANADIAN COLLATERAL AGENT")

                                       and

              THE BANK OF NEW YORK, a New York banking corporation (solely in its capacity as indenture trustee for the Holders, together with its successors and assigns, "INDENTURE TRUSTEE")

                                       and

              THE HOCKEY COMPANY, a Delaware corporation (together with its successors and assigns, "THC")

                                       and

              SPORTS HOLDINGS CORP., a Delaware corporation (together with its successors and assigns, "SHC")


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                                       and

              SLM TRADEMARK ACQUISITION CANADA CORPORATION, a New Brunswick corporation (together with its successors and assigns, "TRADEMARK CANADA")

                                       and

              SLM TRADEMARK ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "TRADEMARK US")

                                       and

              MASKA U.S., INC., a Vermont corporation (together with its successors and assigns, "US BORROWER")

                                       and

              SPORT MASKA INC., a New Brunswick corporation (together with its successors and assigns "CANADIAN BORROWER")

                                       and

              WAP HOLDINGS INC., a Delaware corporation (together with its successors and assigns, "WAP")

RECITALS

A. US Borrower, THC, SHC, Canadian Borrower, Trademark US, Trademark Canada, WAP and the other credit parties signatory thereto (collectively, the "US FACILITY CREDIT PARTIES"), the lender or lenders thereunder from time to time (the "US LENDERS", and together with GECC, the "GECC SECURED PARTIES") and GECC are parties to a Credit Agreement made November 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "US CREDIT AGREEMENT") under which GECC and the US Lenders have agreed to provide to US Borrower revolving credit facilities of up to the aggregate principal amount of US$35,000,000.

B. Canadian Borrower, THC, SHC, US Borrower, Trademark US, Trademark Canada, WAP and the other credit parties signatory thereto (collectively, the "CANADIAN FACILITY CREDIT PARTIES"), the lender or lenders thereunder from time to time (the "CANADIAN LENDERS", and together with GE Capital Canada, the "GE CAPITAL CANADA SECURED PARTIES") and GE Capital Canada are parties to a Credit Agreement dated as of November 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "CANADIAN CREDIT AGREEMENT") under which GE Capital Canada and the Canadian Lenders have agreed to provide to Canadian Borrower revolving credit facilities of up to the aggregate principal amount of US$35,000,000.

C. THC, Sport Maska Inc., the other Canadian Facility Credit Parties, and Indenture Trustee are parties to an Indenture dated as of April 3, 2002 (as amended, supplemented restated


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       or otherwise modified from time to time, the "INDENTURE") under which THC and Sport Maska Inc. have issued units ("UNITS") in the aggregate principal amount of $125,000,000 consisting of $ 62,500,000 principal amount of 11.25% senior secured notes, due 2009, of THC and $62,500,000 principal amount of 11.25% senior secured notes, due 2009, of Sport Maska Inc. (collectively, the "SENIOR NOTES").

D. US Collateral Agent is the US collateral agent on behalf of the holders of the Units ("HOLDERS") and the Indenture Trustee in accordance with the Indenture and Canadian Collateral Agent is the Canadian collateral agent on behalf of the Holders and the Indenture Trustee, in accordance with an agreement between Canadian Collateral Agent, Canadian Borrower, THC, the other Canadian Facility Credit Parties and Indenture Trustee (as amended, supplemented restated or otherwise modified from time to time, the "COLLATERAL AGENCY AGREEMENT; and Holders, Indenture Trustee, US Collateral Agent and Canadian Collateral Agent are collectively referred to herein as the "COLLATERAL AGENT SECURED PARTIES").

E. The GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties have each obtained, and may hereafter obtain, assignments, security interests, hypothecs, charges, pledges and other liens (collectively, the "LIENS") in certain assets of the US Facility Credit Parties and the Canadian Facility Credit Parties (collectively the "DEBTORS") under the assignments, deeds of hypothec, security agreements, pledges, mortgages and other security documents entered into now and hereafter under, by virtue of, or otherwise in connection with, the US Credit Agreement, the Canadian Credit Agreement and the Indenture (collectively, the "SECURITY DOCUMENTS").

F. GECC, GE Capital Canada, Indenture Trustee, US Collateral Agent and Canadian Collateral Agent desire to agree on the relative priority of the respective Liens of the GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties and certain other rights, priorities and interests.

FOR VALUE RECEIVED, the parties agree as follows:

                           SECTION 1 - INTERPRETATION

1.1    DEFINITIONS.

In this Agreement, including the Recitals, the following words and phrases shall have the following meanings:

       (1)    "ACCOUNTS" shall mean:

              (a) all of the Debtors' accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured, including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Debtors including, without limitation, all amounts due from other Debtors and all deposit and other accounts held in a Debtor's name or a


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                     trade or business name of a Debtor or for the benefit of a
                     Debtor with a financial institution or other deposit-taking entity and all deposits therein;

              (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other Accounts referred to in this Section 1.1(1);

              (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other Accounts referred to in this Section 1.1; and

              (d) all books and records and software pertaining to any of the foregoing,

              except to the extent that the property described in paragraphs (a) through (d) above constitutes Collateral Agent Bank Accounts or amounts deposited therein, or arises as a result of the disposition of Equipment, Real Property or Collateral Agent Intangibles, including Intellectual Property.

       (2) "ACCOUNTS LIQUIDATION PERIOD" shall have the meaning given to it in Section 2.4(1).

       (3) "AGREEMENT" shall have the meaning given to it in the first paragraph of this Agreement.

       (4) "CANADIAN BORROWER" shall have the meaning given to it in the first paragraph of this Agreement.

       (5) "CANADIAN BORROWER AND TRADEMARK CANADA ACCOUNTS" shall mean all Accounts of the Canadian Borrower and Trademark Canada.

       (6) "CANADIAN BORROWER AND TRADEMARK CANADA INVENTORY" shall mean all Inventory of the Canadian Borrower and Trademark Canada.

       (7) "CANADIAN COLLATERAL AGENT" shall have the meaning given to it in the first paragraph of this Agreement.

       (8) "CANADIAN CREDIT AGREEMENT" shall have the meaning given to it in Recital B.

       (9) "CANADIAN FACILITY CREDIT PARTIES" shall have the meaning given to it in Recital B.

       (10)   "CANADIAN LENDERS" shall have the meaning given to it in Recital
              B.

       (11) "COLLATERAL" shall mean all the assets, rights, property or interests in property described in Sections 1.1(1), 1.1(16), 1.1(23), 1.1(29), 1.1(36), 1.1(40), 1.1(46), 1.1(47), 1.1(53),
              1.1(54) and 1.1(56) and includes the Proceeds and products thereof, and where applicable, the Proceeds of insurance or escrow accounts covering any such property.

       (12) "COLLATERAL AGENCY AGREEMENT" shall have the meaning given to it in Recital D.


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       (13)   "COLLATERAL AGENT" shall mean, as the context requires, the
              Canadian Collateral Agent and/or the US Collateral Agent.

       (14) "COLLATERAL AGENT BANK ACCOUNTS" means any deposit or other bank account of which Collateral Agent has given each of GECC and GE Canada prior written notice and into which Proceeds of other Collateral Agent Senior Collateral have been deposited but shall exclude any depository or other bank accounts of the Debtors used in connection with the cash management arrangements between the Debtors, their relationship banks or similar entities and GECC or the Debtors, their relationship banks or similar entities and GE Capital Canada.

       (15) "COLLATERAL AGENT CLAIM" shall mean all obligations and liabilities of THC, Sport Maska Inc. and the other Debtors that are party to the Indenture, to the Collateral Agent Secured Parties pursuant to the Collateral Agency Agreement, the Indenture and the Senior Notes, including, without limitation, all sums loaned or disbursed to or for the benefit of THC and Sport Maska Inc. at any time, all interest and fees with respect thereto, and all costs of collection or enforcement, including legal expenses and all amounts due under, and obligations owing in respect of, guarantees given by the Debtors to the Collateral Agent Secured Parties.

       (16) "COLLATERAL AGENT INTANGIBLES" shall mean all of the Debtors' now owned or hereafter acquired (i) contract rights, choses in action, causes of action, and rights to refunds or indemnification relating to other Collateral Agent Senior Collateral, including, without limitation, claims for tax or other refunds against any city, county, province, state or federal government, or any agency or authority or other subdivision thereof relating to other Collateral Agent Senior Collateral, (ii) corporate or other business records, ledgers and computer programs relating to other Collateral Agent Senior Collateral and (iii) all other general intangibles and incorporeal property relating to other Collateral Agent Senior Collateral.

       (17) "COLLATERAL AGENT SECURED PARTIES" shall have the meaning given to it in Recital D.

       (18) "COLLATERAL AGENT SENIOR COLLATERAL" shall mean the Collateral in which Collateral Agent on behalf of the Collateral Agent Secured Parties have a senior Lien, as described in and provided by
              Section 2.1(1)(d).

       (19)   "DEBTORS" shall have the meaning given to it in Recital E.

       (20) "ENFORCEMENT ACTIONS" shall mean, collectively or individually, after an Event of Default has occurred that is continuing under the US Credit Agreement, the Canadian Credit Agreement and/or the Indenture, as applicable, for all or any of GECC, GE Capital Canada and Collateral Agent (and/or any Receiver(s)) to take any action to repossess or realize upon any material amount of Collateral, to exercise rights of set-off or commence the judicial or non-judicial enforcement of any of the rights and remedies (including hypothecary remedies under the Civil Code of Quebec) under any Security Document, or pursuant to the Liens, including the withdrawal of an authorization to collect claims (as contemplated by


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              Article 2745 of the CIVIL CODE OF QUEBEC). For greater certainty, applications of amounts received by GECC or GE Capital Canada under cash management arrangements implemented in connection with the US Credit Agreement or the Canadian Credit Agreement shall not constitute Enforcement Actions.

       (21) "ENFORCEMENT NOTICE" shall mean a written notice delivered by any of GECC, GE Capital Canada or Collateral Agent to each of the others following acceleration of the GECC Claim, the GE Capital Canada Claim or the Collateral Agent Claim, as applicable, stating that immediately after the giving of such notice it will be taking one or more Enforcement Actions and such notice shall specify the relevant Event of Default and the current balance of the GECC Claim, the GE Capital Canada Claim or the Collateral Agent Claim, as applicable.

       (22) "ENFORCEMENT PERIOD" shall mean the period of time following the date of receipt by two of GECC, GE Capital Canada or Collateral Agent of an Enforcement Notice from the other until either (i) the final payment or satisfaction in full of two of the GECC Claim, the GE Capital Canada Claim and the Collateral Agent Claim, or
              (ii) GECC, GE Capital Canada and Collateral Agent, agree in writing to terminate the Enforcement Period.

       (23) "EQUIPMENT" shall mean all of the Debtors' machinery and equipment (other than Inventory), including, without limitation, processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, and fixtures, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto.

       (24) "EVENT OF DEFAULT" shall mean an "EVENT OF DEFAULT" as such term is defined in the US Credit Agreement, the Canadian Credit Agreement and/or the Indenture.

       (25) "FINISHED GOODS LIQUIDATION PERIOD" shall have the meaning given to it in Section 2.4(1).

       (26) "GE CAPITAL CANADA" shall have the meaning given to it in the first paragraph of this Agreement.

       (27) "GE CAPITAL CANADA CLAIM" shall mean all "Obligations" of the Debtors to the GE Capital Canada Secured Parties as defined in the Canadian Credit Agreement, including, without limitation, all sums loaned or advanced to or for the benefit of the Debtors and all letter of credit obligations incurred for the account of the Debtors at any time, all interest and fees with respect thereto, all future advances and all costs of collection or enforcement, including legal expenses and all amounts due under, and obligations owing in respect of, guarantees given by the Debtors to the GE Capital Canada Secured Parties.


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       (28)   "GE CAPITAL CANADA COMMITMENT" shall mean the commitment of the GE
              Capital Canada Secured Parties, or any of them, to make revolving loans to the Canadian Borrower or to incur letter of credit obligations for the accounts of the Canadian Borrower under the Canadian Credit Agreement.

       (29)   "GE CAPITAL CANADA INTANGIBLES" shall mean:

              (a) all of the Canadian Borrower and Trademark Canada's now owned or hereafter acquired (i) contract rights (other than contractual rights relating to Intellectual Property), choses in action, causes of action, and rights to refunds or indemnification relating to other GE Capital Canada Senior Collateral, including, without limitation, claims for tax or other refunds against any city, county, state, province or federal government, or any agency or authority or other subdivision thereof relating to other GE Capital Canada Senior Collateral, (ii) corporate or other business records, ledgers and computer programs relating to other GE Capital Canada Senior Collateral and (iii) all other general intangibles and incorporeal property (excluding Intellectual Property) relating to other GE Capital Canada Senior Collateral;

              (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other GE Capital Canada Intangibles referred to in this Section 1.1(29);

              (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other GE Capital Canada Intangibles referred to in this
                     Section 1.1(29); and

              (d) all books and records and software pertaining to any of the foregoing.

       (30) "GE CAPITAL CANADA SECURED PARTIES" shall have the meaning assigned to in Recital B.

       (31) "GE CAPITAL CANADA SENIOR COLLATERAL" shall mean Collateral in which GE Capital Canada on behalf of the GE Capital Canada Secured Parties, or the GE Capital Canada Secured Parties, as applicable, have a senior Lien, as described in and provided by Section 2.1(1)(b).

       (32) "GE CAPITAL CANADA SUBORDINATED COLLATERAL" shall have the meaning given to it in Section 2.1(2)(b).

       (33) "GECC" shall have the meaning given to it in the first paragraph of this Agreement.

       (34) "GECC CLAIM" shall mean all "Obligations" of the Debtors to the GECC Secured Parties as defined in the US Credit Agreement, including, without limitation, all sums loaned or advanced to or for the benefit of the Debtors and all letter of credit obligations incurred for the account of the Debtors at any time, all interest and fees with respect thereto, all future advances and all costs of


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              collection or enforcement, including legal expenses and all amounts due under, and obligations owing in respect of, guarantees given by the Debtors to the GECC Secured Parties.

       (35) "GECC COMMITMENT" shall mean the commitment of the GECC Secured Parties, or any or them, to make revolving loans to the US Borrower or to incur letter of credit obligations for the accounts of the US Borrower under the US Credit Agreement.

       (36)   "GECC INTANGIBLES" shall mean:

              (a) all of the US Borrower's and Trademark US's now owned or hereafter acquired (i) contract rights (other than contractual rights relating to Intellectual Property), choses in action, causes of action, and rights to refunds or indemnification relating to other GECC Senior Collateral, including, without limitation, claims for tax or other refunds against any city, county, state, province or federal government, or any agency or authority or other subdivision thereof relating to other GECC Senior Collateral, (ii) corporate or other business records, ledger and computer programs relating to other GECC Senior Collateral and (iii) all other general intangibles and incorporeal property (other than Intellectual Property) relating to other GECC Senior Collateral;

              (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other GECC Intangibles referred to in this Section 1.1(36);

              (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other GECC Intangibles referred to in this Section 1.1(36); and

              (d) all books and records and software pertaining to any of the foregoing.

       (37) "GECC SECURED PARTIES" shall have the meaning assigned to in Recital A.

       (38) "GECC SENIOR COLLATERAL" shall mean Collateral in which GECC, on behalf of the GECC Secured Parties, or the GECC Secured Parties, as applicable, have a senior Lien, as described in and provided by
              Section 2.l(1)(a).

       (39) "GECC SUBORDINATED COLLATERAL" shall have the meaning given to it in Section 2.1 (2)(a).

       (40)   "GE JOINT INTANGIBLES" shall mean:

              (a) all of the SHC's, THC's and WAP's now owned or hereafter acquired (i) contract rights (other than contractual tights relating to Intellectual Property), choses in action, causes of action, and rights to refunds or indemnification relating to other GE Joint Senior Collateral, including, without limitation, claims for tax or other refunds against any city, county,


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                     state, province or federal government, or any agency or
                     authority or other subdivision thereof relating to other GE Joint Senior Collateral, (ii) corporate or other business records, ledgers and computer programs relating to other GE Joint Senior Collateral and (iii) all other general intangibles and incorporeal property (excluding Intellectual Property) relating to other GE Joint Senior Collateral;

              (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other GE Joint Intangibles referred to in this Section 1.1(40);

              (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other GE Joint Intangibles referred to in this Section 1.1(40); and

              (d) all books and records and software pertaining to any of the foregoing.

       (41)   "GE JOINT SENIOR COLLATERAL" shall have the meaning given to it in
              Section 2.1(1) (c).

       (42)   "HOLDERS" shall have the meaning given to it in Recital D.

       (43)   "INDENTURE" shall have the meaning given to it in Recital C.

       (44) "INSOLVENCY LAW" shall mean any of the BANKRUPTCY AND INSOLVENCY ACT (Canada), the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada), the WINDING-UP AND RESTRUCTURING ACT (Canada), and Title 11 of the United States Code entitled "Bankruptcy", each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction including, without limitation, any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

       (45) "INSOLVENCY PROCEEDINGS" shall mean any dissolution, bankruptcy, receivership, winding-up, liquidation or other similar proceedings in respect of the Debtors (whether voluntary or involuntary), any proposal or other proceeding seeking a stay of proceedings, reorganization or compromise of the claims of creditors made or commenced by the Debtors or others under any Insolvency Law or any distribution of assets of the Debtors among their creditors in any manner whatever.

       (46) "INTELLECTUAL PROPERTY" shall mean all intellectual and industrial property, including, without limitation, all patents, industrial designs, copyrights, trademarks, trade names, trade secrets, and options and rights to use any of the foregoing and, when the context permits, all registrations and applications that have been made or shall be made or filed in any office in any jurisdiction in respect of the foregoing, and all reissues, extensions and renewals thereof.

       (47)   "INVENTORY" shall mean:


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              (a)    all inventory of whatever kind and wherever situate,
                     whether now owned or hereafter acquired by the Debtors, including, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of any Debtor for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Debtor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies;

              (b) all deeds, documents, writings, papers, books of account and other books relating to or being records of any other Inventory referred to in this Section 1.1(47);

              (c) all instruments, chattel paper, documents of title, contractual rights and other intangibles or incorporeal property evidencing, securing or otherwise relating to any other Inventory referred to in this Section 1.1(47); and

              (d) all books and records and software pertaining to any of the foregoing.

       (48)   "LIENS" shall have the meaning given to it in Recital E.

       (49)   "LIQUIDATION PERIODS" shall have the meaning given to it in
              Section 2.4(1).

       (50) "OFFICES" shall mean the offices of the Debtors where the ledgers, books, records, computers, books of account, computer programs, disks, tape files, printout runs, and other computer-prepared information with respect to Accounts and Inventory, including data regarding accounts and claims and collections with respect thereto and any other Proceeds thereof, are maintained and where mail (including payments of any Accounts) is received.

       (51) "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, company, institution, public benefit corporation, investment or other fund, government (whether federal, provincial, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or other entity of any nature.

       (52) "PLEDGED SHARE DOCUMENTS" means all original share certificates, proxies and powers of attorney relating to the Pledged Shares.

       (53) "PLEDGED SHARES" means any and all shares, warrants, options, general or limited partnership interests or other similar rights (regardless how designated) issued by any Debtor to another Debtor and pledged or hypothecated in favour of any of the GECC Secured Parties, the GE Capital Canada Secured Parties or the Collateral Agent Secured Parties, other than such property as constitutes Proceeds of other Collateral.

       (54) "PROCEEDS" means identifiable or traceable property in any form derived directly or indirectly from any dealing with the Collateral or the proceeds therefrom, including any payment or right to a payment or insurance representing an indemnity or compensation for loss of or damage to the Collateral or any part thereof or Proceeds therefrom.

       (55)   "RAW/WIP LIQUIDATION PERIOD" shall have the meaning given to it in
              Section 2.4(1).

       (56) "REAL PROPERTY" shall mean all of the real and immoveable property now owned or hereafter acquired by the Debtors, all leasehold interests and rights under leases of the Debtors, and all improvements and fixtures attached thereto and the Debtors' rights to leases, rents and profits with respect thereto.

       (57) "RECEIVER" shall mean any receiver, manager, receiver-manager, receiver and manager or other person exercising similar powers appointed by or at the request of GECC, GE Capital Canada or Collateral Agent as the context requires.

       (58)   "SECURITY DOCUMENTS" shall have the meaning given to it in Recital
              E.

       (59)   INTENTIONALLY LEFT BLANK.

       (60) "SHC" shall have the meaning given to it in the first paragraph of this Agreement.

       (61) "SHC, THC AND WAP ACCOUNTS" shall mean all Accounts of SHC, THC and WAP.

       (62) "SHC, THC AND WAP INVENTORY" shall mean all Inventory of SHC, THC and WAP.

       (63) "THC" shall have the meaning given to it in the first paragraph of this Agreement.

       (64) "TRADEMARK CANADA" shall have the meaning given to it in the first paragraph of this Agreement.

       (65) "TRADEMARK US" shall have the meaning given to it in the first paragraph of this Agreement.

       (66) "US BORROWER" shall have the meaning given to it in the first paragraph of this Agreement.

       (67) "US BORROWER AND TRADEMARK US ACCOUNTS" shall mean all Accounts of the US Borrower and Trademark US.

       (68) "US BORROWER AND TRADEMARK US INVENTORY" shall mean all Inventory of the US Borrower and Trademark US.

       (69) "US COLLATERAL AGENT" shall have the meaning given to it in the first paragraph of this Agreement.

       (70) "US CREDIT AGREEMENT" shall have the meaning given to it in Recital A.

       (71) "US FACILITY CREDIT PARTIES" shall have the meaning given to it in Recital A.

       (72)   "US LENDERS" shall have the meaning given to it in Recital A.

1.2    HEADINGS.

The insertion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3    REFERENCES.

Unless otherwise specifically provided, all references to Sections and Recitals are to Sections and Recitals of this Agreement. The words "hereto", "herein", "hereof', "hereunder" and similar expressions refer to this Agreement.

1.4    NUMBER AND GENDER.

Unless otherwise specifically provided, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.5    TIME OF THE ESSENCE.

Time shall be of the essence of this Agreement.

                                   SECTION 2
                             INTERCREDITOR AGREEMENT

2.1    LIEN PRIORITIES.

       (1) As between the GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties, the Liens of the GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties in the Collateral shall have the following relative priorities:

              (a) the GECC Secured Parties shall have a first ranking Lien in or on all US Borrower and Trademark US Accounts, US Borrower and Trademark US Inventory, GECC Intangibles and all Proceeds of all of the foregoing in any form derived directly or indirectly from any dealing with the foregoing or the Proceeds therefrom, including, without limitation, insurance Proceeds, other than, but subject to the proviso in Section 2.13, Proceeds of the Collateral Agent Senior Collateral,

              (collectively, "GECC SENIOR COLLATERAL"), and the GE Capital Canada Secured Parties shall have a second ranking Lien in the GECC Senior Collateral and the Collateral Agent Secured Parties shall have a third ranking Lien in the GECC Senior Collateral;

              (b) the GE Capital Canada Secured Parties shall have a first ranking Lien in or on all Canadian Borrower and Trademark Canada Accounts, Canadian Borrower and Trademark Canada Inventory, GE Capital Canada Intangibles and all Proceeds of all of the foregoing in any form derived directly or indirectly from any dealing with the foregoing or the Proceeds therefrom, including, without limitation, insurance Proceeds, other than, but subject to the proviso in Section 2.13, Proceeds of the Collateral Agent Senior Collateral,

              (collectively, "GE CAPITAL CANADA SENIOR COLLATERAL"), and the GECC Secured Parties shall have a second ranking Lien in the GE Capital Canada Senior Collateral and the Collateral Agent Secured Parties shall have a third ranking Lien in the GE Capital Canada Senior Collateral;

              (c) the GECC Secured Parties and the GE Capital Canada Secured Parties shall have a first ranking PARI PASSU Lien in or on all SHC, THC and WAP Accounts, SHC, THC and WAP Inventory, GE Joint Intangibles and all Proceeds of all of the foregoing in any form derived directly or indirectly from any dealing with the foregoing or the Proceeds therefrom, including, without limitation, insurance Proceeds other than, but subject to the proviso in Section 2.13, Proceeds of the Collateral Agent Senior Collateral;

              (collectively, "GE JOINT SENIOR COLLATERAL") and the Collateral Agent Secured Parties shall have a second ranking Lien in the GE Joint Senior Collateral;

              (d) the Collateral Agent Secured Parties shall have a first ranking Lien in or on all Real Property, Equipment, Intellectual Property and other assets of the Debtors other than GECC Senior Collateral, GE Capital Canada Senior Collateral and GE Joint Senior Collateral and all Proceeds of all of such assets in any form derived directly or indirectly from any dealing with such assets or the Proceeds therefrom, including, without limitation, insurance Proceeds, ("COLLATERAL AGENT SENIOR COLLATERAL"), and the GECC Secured Parties and the GE Capital Canada Secured Parties shall have a second or third ranking Lien therein, as set out in subsection 2.1(2).

       (2) As between the GECC Secured Parties and the GE Capital Canada Secured Parties, the Liens of the GECC Secured Parties and the GE Capital Canada Secured Parties in the Collateral Agent Senior Collateral shall have the following relative priorities:

              (a) the GECC Secured Parties shall have a second ranking Lien in or on all Collateral Agent Senior Collateral, other than Pledged Shares and Collateral Agent Senior Collateral consisting of assets and property of Canadian Borrower, Trademark Canada, THC, SHC and WAP (the "GECC SUBORDINATED COLLATERAL"), and the GE Capital Canada Secured Parties shall have a third ranking Lien therein; and

              (b) the GE Capital Canada Secured Parties shall have a second ranking Lien in or on all Collateral Agent Senior Collateral, other than the GECC Subordinated Collateral, Pledged Shares and Collateral Agent Senior Collateral consisting of assets and property of THC, SHC and WAP (the "GE CAPITAL CANADA SUBORDINATED COLLATERAL"), and the GECC

                     Secured Parties shall have a third ranking Lien in the GE Capital Canada Subordinated Collateral;

              (c) the GECC Secured Parties and the GE Capital Canada Secured Parties shall have a second ranking PARI PASSU Lien on the Pledged Shares and Collateral Agent Senior Collateral consisting of assets and property of THC, SHC and WAP.

       (3) The priorities provided for in this Agreement shall apply notwithstanding:

              (a) the priorities otherwise accorded to the Liens on the GECC Senior Collateral, GE Capital Canada Senior Collateral, GE Joint Senior Collateral and the Collateral Agent Senior Collateral under applicable law;

              (b) the time of creation, granting, execution, delivery, attachment, registration, publication, perfection or enforcement of the Liens on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Collateral Agent Senior Collateral;

              (c) that any of the Liens on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Collateral Agent Senior Collateral shall be defective, unperfected, unpublished, or unenforceable for any reason whatsoever;

              (d) the time of crystallization of any floating charge or floating hypothec in or on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Collateral Agent Senior Collateral;

              (e) the provisions of the US Credit Agreement, the Canadian Credit Agreement, the Collateral Agency Agreement, the Indenture or the Security Documents;

              (f) any forbearance whatsoever, whether as to time, performance or otherwise or any release, discharge, loss or alteration in or dealing with all or any part of the Liens on the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Collateral Agent Senior Collateral or any part thereof;

              (g) any failure or delay in giving any notice required under this Agreement;

              (h) any invalidity or unenforceability of, or any limitation on, the liability of the Debtors;

              (i) any defence, compensation, set-off or counterclaim which the Debtors may have or assert;

              (j)    any Insolvency Proceedings;

              (k) the date of incurrence of the GECC Claim, the GE Capital Canada Claim or the Collateral Agent Claim or any portion thereof;

              (l) any priority granted by any principle of law or any statute; or

              (m)    any other matter whatsoever.

2.2    DISTRIBUTION OF PROCEEDS OF COLLATERAL.

As between the GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties:

       (1) All Proceeds of GECC Senior Collateral shall be paid first, to GECC for application to the GECC Claim and, after the full and irrevocable payment of the GECC Claim and termination of the GECC Commitment, any residual of the GECC Senior Collateral shall be paid second to GE Capital Canada for application to the GE Capital Canada Claim and, after the full and irrevocable payment of the GE Capital Canada Claim and termination of the GE Capital Canada Commitment, any residual of the GECC Senior Collateral, if any, shall be paid third, to Collateral Agent for application to the Collateral Agent Claim in accordance with the Indenture and the Collateral Agreements (as defined therein), unless an Event of Default is not continuing under the Indenture, and then, in those circumstances, to the appropriate Debtor.

       (2) All Proceeds of GE Capital Canada Senior Collateral shall be paid first, to GE Capital Canada for application to the GE Capital Canada Claim and, after the full and irrevocable payment of the GE Capital Canada Claim and termination of the GE Capital Canada Commitment, any residual of the GE Capital Canada Senior Collateral shall be paid second to GECC for application to the GECC Claim and, after full and irrevocable payment of the GECC Claim and termination of the GECC Commitment, any residual of the GE Capital Canada Senior Collateral, if any, shall be paid third to Collateral Agent for application to the Collateral Agent Claim in accordance with the Indenture and the Collateral Agreements (as defined therein), unless an Event of Default is not continuing under the Indenture, and then, in those circumstances, to the appropriate Debtor.

       (3) All Proceeds of GE Joint Senior Collateral shall be paid first to GECC and GE Capital Canada pro rata in accordance with the GECC Claim and GE Capital Canada Claim for application to such claims, and after the full and irrevocable payment of the GECC Claim and the GE Capital Canada Claim and termination of the GECC Commitment and the GE Capital Canada Commitment, any residual of the GE Joint Senior Collateral, if any, shall be paid second to Collateral Agent for application to the Collateral Agent Claim in accordance with the Indenture and the Collateral Agreements (as defined therein), unless an Event of Default is not continuing under the Indenture, and then, in those circumstances, to the appropriate Debtor.

       (4) Provided an Event of Default has occurred and is continuing under the Indenture , all Proceeds of Collateral Agent Senior Collateral shall be paid to Collateral Agent for application to the Collateral Agent Claim in accordance with the Indenture and the Collateral Agreements (as defined therein) and, after the full and irrevocable payment of the Collateral Agent Claim, any residual of the Collateral Agent Senior Collateral shall:

                     (i) subject to paragraph (iii) below, with respect to the GE Capital Canada Subordinated Collateral, be paid to GE Capital Canada for application to the GE Capital Canada Claim, if any, and, after the full and irrevocable payment of the GE Capital Canada Claim and termination of the GE Capital Canada Commitment, any residual of the GE Capital Canada Subordinated Collateral shall be paid to GECC for application to the GECC Claim, if any,

                     (ii) subject to paragraph (iii) below, with respect to the GECC Subordinated Collateral, be paid to GECC for application to the GECC Claim and, after the full and irrevocable payment of the GECC Claim and termination of the GECC Commitment, any residual of the GECC Subordinated Collateral shall be paid to GE Capital Canada for application to the GE Capital Canada Claim, if any, and

                     (iii) with respect to Pledged Shares and Collateral Agent Senior Collateral consisting of assets and property of THC, SHC and WAP, be paid to GECC and GE Capital Canada pro rata in accordance with the GECC Claim and GE Capital Canada Claim for application to the GECC Claim and GE Capital Canada Claim if any.

       (5) After the GECC Claim, the GE Capital Canada Claim and the Collateral Agent Claim, if any, have been irrevocably paid and satisfied in full and the GECC Commitment and the GE Capital Canada Commitment are terminated, the balance of Proceeds of the Collateral, if any, shall be paid as required by applicable law.

       (6) If the GECC Secured Parties, the GE Capital Canada Secured Parties or the Collateral Agent Secured Parties have any Lien on any of the Debtors' Collateral as security for payment of any indebtedness of the Debtors, or of any other party, other than indebtedness incurred pursuant to or in connection with the US Credit Agreement, the Canadian Credit Agreement or the Indenture and the Senior Notes, then GECC, GE Capital Canada or Collateral Agent, as the case may be, may not apply the Proceeds of any of the Collateral to satisfy such other indebtedness until the GECC Claim, the GE Capital Canada Claim and the Collateral Agent Claim, if any, are irrevocably paid in full or otherwise satisfied.

2.3    ENFORCEMENT ACTIONS.

GECC, GE Capital Canada and Collateral Agent agree not to commence any Enforcement Action until an Enforcement Notice has been given to the others. During an Enforcement Period, GECC, GE Capital Canada and Collateral Agent agree that:

       (1) GECC and its Receiver may, at GECC's option, take any action to foreclose or realize upon or enforce any of the GECC Secured Parties' rights and remedies with respect to the GECC Senior Collateral without the prior written consent of

              GE Capital Canada or Collateral Agent. GECC and its Receiver shall have the sole and exclusive right to take Enforcement Actions with respect to the GECC Senior Collateral and, accordingly, GE Capital Canada, Collateral Agent and their Receivers shall not take any action to foreclose or realize upon or to otherwise enforce any of the GE Capital Canada Secured Parties' or Collateral Agent Secured Parties' rights and remedies with respect to any GECC Senior Collateral without GECC's prior written consent; provided, however, that the exclusive rights of GECC and its Receiver with respect to GECC Senior Collateral shall not extend beyond the periods provided in Section 2.4 (1) (ii) with respect to Inventory and 2.4 (1) (iii) with respect to Accounts unless (and only for so long as) GECC and its Receiver are diligently proceeding beyond such periods with Enforcement Actions with respect to the applicable Collateral.

       (2) GE Capital Canada and its Receiver may, at GE Capital Canada's option, take any action to foreclose or realize upon or enforce any of the GE Capital Canada Secured Parties' rights and remedies with respect to the GE Capital Canada Senior Collateral without the prior written consent of GECC or Collateral Agent. GE Capital Canada and its Receiver shall have the sole and exclusive right to take Enforcement Actions with respect to the GE Capital Canada Senior Collateral and, accordingly, GECC, Collateral Agent and their Receivers shall not take any action to foreclose or realize upon or to otherwise enforce any of the GECC Secured Parties' or Collateral Agent Secured Parties' rights and remedies with respect to any GE Capital Canada Senior Collateral without GE Capital Canada's prior written consent, provided, however, that the exclusive rights of GE Capital Canada and its Receiver with respect to GE Capital Canada Senior Collateral shall not extend beyond the periods provided in Section 2.4 (1) (ii) with respect to Inventory and 2.4 (1) (iii) with respect to Accounts unless (and only for so long as) GE Capital Canada and its Receiver are diligently proceeding beyond such periods with Enforcement Actions with respect to the applicable Collateral.

       (3) GECC and GE Capital Canada and their Receivers may, at GECC's and GE Capital Canada's option, take any action to foreclose or realize upon or enforce any of the GECC Secured Parties' and GE Capital Canada Secured Parties' rights and remedies with respect to the GE Joint Senior Collateral without the prior written consent of Collateral Agent. GECC and GE Capital Canada and their Receivers shall have the sole and exclusive right to take Enforcement Actions with respect to the GE Joint Senior Collateral and, accordingly, Collateral Agent and its Receiver shall not take any action to foreclose or realize upon or to otherwise enforce any of the Collateral Agent Secured Parties' rights and remedies with respect to any GE Joint Senior Collateral without GECC's and GE Capital Canada's prior written consent; provided, however, that the exclusive rights of GECC and GE Capital Canada and their Receivers with respect to GE Joint Senior Collateral shall not extend beyond the periods provided in Section 2.4 (1) (ii) with respect to Inventory and 2.4 (1) (iii) with respect to Accounts unless (and only for so long as) either GECC and its Receiver or GE Capital Canada and its Receiver, as the case may be, are diligently proceeding beyond such periods with Enforcement Actions with respect to the applicable Collateral.

       (4) Collateral Agent and its Receiver may, if an Event of Default has occurred and is continuing under the Indenture, at Collateral Agent's option, take any action to foreclose or realize upon or otherwise enforce any of the Collateral Agent Secured Parties' rights with respect to the Collateral Agent Senior Collateral without the prior written consent of GECC or GE Capital Canada. For so long as Collateral Agent and its Receiver are diligently proceeding with an Enforcement Action, Collateral Agent and its Receiver shall have the sole and exclusive right to take Enforcement Actions with respect to Collateral Agent Senior Collateral and, accordingly, GECC, GE Capital Canada and their Respective Receivers shall not take any action to foreclose or realize upon or to otherwise enforce any of the GECC Secured Parties' or GE Capital Canada Secured Parties' rights and remedies with respect to any Collateral Agent Senior Collateral without the prior written consent of Collateral Agent; provided, that until the expiration of the relevant Liquidation Period, if Collateral Agent receives an Enforcement Notice from GECC or GE Capital Canada or if, upon receipt of an Enforcement Notice from Collateral Agent, either GECC or GE Capital Canada informs Collateral Agent of its intention to also take Enforcement Action, GECC, GE Capital Canada and their respective Receivers shall have the rights afforded by Sections 2.4, 2.5 and 2.7 and Collateral Agent's and its Receiver's rights and remedies in respect of the Collateral Agent Senior Collateral shall be subject thereto and to Collateral Agent's obligations under clause (ii) of Section 2.6 and under Section 2.7.

       (5) If two or more of GECC, GE Capital Canada and Collateral Agent elect to proceed with Enforcement Actions, then each of the enforcing parties and its Receiver shall proceed in accordance with the provisions of this Agreement with Enforcement Actions with respect to the Collateral in which it has a first ranking Lien under this Section 2.

       (6) GECC and GE Capital Canada agree with each other that, unless they agree otherwise after the date hereof, all decisions by GECC and GE Capital Canada in respect of Collateral on which they have a first or second ranking PARI PASSU Lien shall be taken jointly, including any decision to take any action to foreclose, realize upon or otherwise enforce rights with respect to such Collateral; provided, that Collateral Agent and the Debtors agree that any notice, consent or instruction given by either GECC or GE Capital Canada to Collateral Agent or any Debtor in respect to such Collateral shall be sufficient and binding upon GECC, GE Capital Canada, Collateral Agent and such Debtor.

2.4    LIQUIDATION PERIODS.

       (1) Each of GECC and GE Capital Canada, as applicable, and its respective Receiver may occupy and use the Collateral Agent Senior Collateral, for the purposes set out in Section 2.5, including Collateral Agent Senior Collateral consisting of or located within

              (i) manufacturing facilities leased by each Debtor for up to ninety (90) days, manufacturing facilities owned by Sport Maska Inc. in Mount Forest, Ontario for up to ninety (90) days and all other manufacturing facilities for up to sixty (60) days (the "RAW/WIP LIQUIDATION PERIOD"),

              (ii) each Debtor's warehouse and distribution facilities which are owned by the Debtor for up to sixty (60) days, unless such Debtor's warehouse and distribution facilities are located at premises referred to in Section 2.4 (1) (i) or are owned by Maska US in Bradford, Vermont, and then for up to ninety (90) days in each case, or in all other cases for up to one hundred and fifty (150) days, if the relevant Enforcement Notice is delivered on or after January 1 and on or before June 30 in any year, and one hundred and twenty (120) days, if the relevant Enforcement Notice is delivered on or after July 1 and on or before December 31 in any year (the "FINISHED GOODS LIQUIDATION PERIOD"), and

              (iii) each Debtor's Offices for up to ninety (90) days in respect of Offices located at facilities referred to in Section 2.4
                     (1) (i), for up to sixty (60) days in respect of other Offices located at facilities owned by Debtors, or in all other cases for one hundred and eighty (180) days, which latter period may be extended by ninety (90) days if GECC or GE Capital Canada, as applicable, is unable to sell, liquidate or otherwise dispose of Accounts of the Debtors during such 180-day period (the "ACCOUNTS LIQUIDATION PERIOD") (the Raw/WIP Liquidation Period, the Finished Goods Liquidation Period and the Accounts Liquidation Period, collectively, the "LIQUIDATION PERIODS"), following the earlier to occur of the commencement of an Enforcement Action by GECC in respect of the GECC Senior Collateral, by GE Capital Canada in respect of the GE Capital Canada Senior Collateral or by GECC and GE Capital Canada in respect of the GE Joint Senior Collateral, as applicable, or receipt by GECC and GE Capital Canada of an Enforcement Notice from Collateral Agent and, in each and every case, following the expiration of any period during which either of GECC or GE Capital Canada or its respective Receiver is stayed or enjoined or precluded by statute or otherwise (through no fault of GECC or GE Capital Canada. as applicable, or its Receiver) from taking one or more Enforcement Actions in respect of the GECC Senior Collateral, the GE Capital Canada Senior Collateral or the GE Joint Senior Collateral, as applicable. During the applicable Liquidation Periods provided above, GECC and its Receiver and GE Capital Canada and its Receiver may use and occupy the Collateral Agent Senior Collateral, in each case, without force or process of law and without any obligation to pay rents, royalties, fees or other amounts to Collateral Agent, except for payment or reimbursement of direct expenses as set forth in Section 2.8.

       (2) The license or lease to use and occupy the Collateral Agent Senior Collateral during the applicable Liquidation Periods shall apply to and for the benefit of GECC, GE Capital Canada and their Receivers and any agents, brokers, appraisers, auctioneers or liquidators retained by GECC, GE Capital Canada or their Receivers.

       (3) Within a reasonable time after the expiration of the Liquidation Periods, each of GECC or GE Capital Canada or their respective Receivers may make copies of all books, records, books of account, computer disks, printouts and tapes and other computer-generated information under the control of Collateral Agent and its Receiver and relating to GECC Senior Collateral, the GE Capital Canada Senior Collateral or the GE Joint Senior Collateral, as applicable, provided that the provisions of this paragraph shall not be construed as obliging Collateral Agent or its Receiver to keep control of any of the foregoing.

2.5    USE OF COLLATERAL AGENT SENIOR COLLATERAL.

The Liquidation Periods, as they relate to GECC or GE Capital Canada, as the case may be, shall commence on the same date and run concurrently. During a Raw/WIP Liquidation Period, GECC or GE Capital Canada, as applicable and its Receiver shall have access to and use and occupancy of each Debtors' manufacturing facilities and other Collateral Agent Senior Collateral located therein to convert raw materials and complete the manufacturing of work in process. At the conclusion of such Raw/WIP Liquidation Period, Collateral Agent shall have exclusive use and occupancy of each Debtor's manufacturing facilities.

During a Finished Goods Liquidation Period, GECC or GE Capital Canada, as applicable and its Receiver may use each Debtors' warehouse and distribution facilities and other Collateral Agent Senior Collateral located therein and in the Offices to package, ship, sell, liquidate or otherwise dispose of Inventory. At the conclusion of such Finished Goods Liquidation Period, Collateral Agent shall have exclusive use and occupancy of each Debtor's warehouse and distribution facilities.

During an Accounts Liquidation Period, GECC or GE Capital Canada, as applicable and its Receiver shall have access to and use and occupancy of the Offices of each Debtor as provided in Section 2.4(1)(iii) and the Collateral Agent Senior Collateral located therein, including. without limitation, computers and computer programs and all other office equipment and supplies, to collect, sell or otherwise dispose of Accounts. At the conclusion of such Accounts Liquidation Period, Collateral Agent shall have exclusive use and occupancy of each Debtor's Office.

If GECC or GE Capital Canada or its respective Receiver is unable (i) during any Raw/WIP Liquidation Period, to substantially complete the conversion of raw materials and the manufacturing of work in process, or (ii) during any applicable Finished Goods Liquidation Period, to substantially complete the packaging, shipping, sale, liquidation or disposition of Inventory, it may continue to use and occupy the applicable Collateral Agent Senior Collateral for an additional period of 60 days from the end of the applicable Liquidation Period, provided a 10-day prior notice to that effect is given to Collateral Agent prior to the expiry of such Liquidation Period, except with respect to any Collateral Agent Senior Collateral which Collateral Agent would have undertaken to deliver or grant access to a third party in the course of any Enforcement Action and GECC's, GE Capital Canada's and its respective Receiver's use and occupation of the applicable Collateral Agent Senior Collateral would interfere in any respect material to Collateral Agent, acting reasonably, with Collateral Agent's ability to fulfill such undertaking or with such third party's access. Except for any such Collateral Agent Senior Collateral, each of GECC and GE Capital Canada and their respective Receivers shall benefit from the same rights and be subject to the same obligations during any such additional 60-day period as if such additional period were a Liquidation Period.

2.6    COLLATERAL AGENT'S RIGHTS DURING LIQUIDATION PERIODS.

During the Liquidation Periods commenced by it, GECC's or GE Capital Canada's (as applicable) use and occupancy of the Collateral Agent Senior Collateral shall not be exclusive and, provided that none of the following interfere in any respect material to GECC or GE Capital Canada, as applicable, acting reasonably, in connection with the exercise by it or its Receiver of the rights afforded by Sections 2.4 and 2.5, including the liquidation, sale or other disposition by it of the GECC Senior Collateral, the GE Capital Canada Senior Collateral or GE Joint Senior Collateral, as applicable: (i) Collateral Agent shall have access to the Collateral Agent Senior Collateral to preserve, protect, appraise and evaluate the Collateral Agent Senior Collateral, to show it to potential purchasers and to offer it for sale, and (ii) Collateral Agent may sell some or all of the Collateral Agent Senior Collateral, provided that each purchaser of such Collateral shall have expressly agreed in writing to be bound by the Collateral Agent's obligations under this Agreement with respect to the purchased Collateral until the expiration of the Liquidation Periods and that the items purchased shall remain in place and shall remain subject to the rights of use and occupancy of GECC, GE Capital Canada and their Receivers, in accordance with this Agreement.

2.7    AVAILABILITY AND DELIVERY OF BOOKS, RECORDS ETC.

For the purposes of the sale or other disposal of the GECC Senior Collateral, the GE Capital Canada Senior Collateral, GE Joint Senior Collateral and the Collateral Agent Senior Collateral, GECC, GE Capital Canada and Collateral Agent shall co-operate during the Liquidation Periods in assembling the Debtors' assets. During the Liquidation Periods, Collateral Agent and the Debtors shall make available to GECC and GE Capital Canada and their Receivers copies of all books, records, books of account, computer disks, printouts, tapes and other computer prepared information and other information with respect to GECC Senior Collateral, GE Capital Canada Senior Collateral, GE Joint Senior Collateral and the Collateral Agent Senior Collateral and Collateral Agent shall deliver to GECC and GE Capital Canada copies of all ledgers and documents, if any held by it and related to GECC Senior Collateral, GE Capital Canada Senior Collateral and GE Joint Senior Collateral. After the Raw/WIP Liquidation Period and Finished Goods Liquidation Period, GE Capital Canada and GECC may remove from Debtors' facilities and Offices hardware and software containing records and other information related to Accounts to premises selected by them and use them during the Accounts Liquidation Period for the purposes of collecting Accounts.

2.8    EXPENSES DURING LIQUIDATION PERIODS.

In the event that either GECC or GE Capital Canada or its Receiver elects to use some or all of the Debtors' premises as set forth in this Section 2, to the extent and for so long as GECC or GE Capital Canada, as applicable, or its Receiver occupies a manufacturing, warehouse or distribution facility or Office owned by the Debtors, GECC or GE Capital Canada, as applicable, agrees with Collateral Agent that it shall be responsible for all direct expenses related to its use and occupation including, without limitation, costs with respect to heat, light, electricity, water and real property taxes with respect to that portion of any building so used or occupied. Each of GECC and GE Capital Canada agrees to hold Collateral Agent harmless concerning any third party liability resulting from its, or its Receiver's gross negligence or wilful misconduct in its operation of such facilities. In the case of facilities leased to the Debtors and used or occupied by GECC or GE Capital Canada, as applicable, or its Receiver, GECC or GE Capital Canada, as applicable, agrees with Collateral Agent that it shall pay the rental and other payments required to be paid to the lessor in accordance with the terms of such lease for the period of such use and occupancy of the subject facility, unless the applicable lessor, bankruptcy trustee or other representative of the applicable Debtor shall have otherwise agreed, or such amounts are otherwise paid. GECC or GE Capital Canada, as applicable, agrees with Collateral Agent to promptly repair, at its own expense, any physical damage to the Collateral Agent Senior Collateral actually caused by it or its Receiver or any other person acting under its direction during the use or occupancy of the premises or the Equipment by it or on its behalf or any sale, removal or other disposition of its Collateral (ordinary wear and tear excluded). The Collateral Agent Senior Collateral so used or occupied shall be left in the same state of repair (ordinary wear and tear excluded) by GECC or GE Capital Canada, as applicable and its Receiver, at the expiration of the applicable term of the Liquidation Periods commenced by it as existed upon the commencement of the Liquidation Periods. GECC and GE Capital Canada shall not be liable for any diminution in value of the Collateral Agent Senior Collateral caused by the absence of GECC Senior Collateral, GE Capital Canada Senior Collateral or GE Joint Senior Collateral, as the case may be, actually removed or by any necessity of replacing the GECC Senior Collateral, GE Capital Canada Senior Collateral or GE Joint Senior Collateral, as applicable, or, subject to the immediately preceding sentence, for any other reason. To the extent that the Debtors have not maintained liability insurance naming GECC, GE Capital Canada and Collateral Agent as additional insureds, so long as and to the extent that either GECC or GE Capital Canada uses and occupies a Debtor's manufacturing, warehouse and distribution facilities, GECC or GE Capital Canada, as applicable, agrees with Collateral Agent that it shall use its best efforts to maintain liability insurance with respect thereto naming GECC or GE Capital Canada, as applicable, and Collateral Agent (to the extent that Collateral Agent has an insurable interest) as additional insureds in such amounts and with such coverages as were previously maintained by the Debtors.

2.9    RELEASE OF LIENS.

Each of Collateral Agent and GE Capital Canada shall release and discharge, as applicable, all or a portion (as requested by GECC) of its Liens on the GECC Senior Collateral following receipt of a request by GECC or its Receiver, upon the sale or other disposition of such Collateral by GECC or its Receiver. Each of Collateral Agent and GECC shall release and discharge, as applicable, all or a portion (as requested by GE Capital Canada) of its Liens on the GE Capital Canada Senior Collateral following receipt of a request by GE Capital Canada or its Receiver, upon the sale or other disposition of such Collateral by GE Capital Canada or its Receiver. Collateral Agent shall release and discharge all or a portion (as requested by GECC and/or GE Capital Canada) of its Liens on the GE Joint Senior Collateral following a request by GECC and/or GE Capital Canada or a Receiver for either, upon the sale or other disposition of such Collateral by GECC, GE Capital Canada and/or its respective Receiver. Each of GECC and GE Capital Canada shall release and discharge, as applicable, all or a portion (as requested by Collateral Agent) of its Liens or their Liens, as applicable, on the Collateral Agent Senior Collateral following receipt of a request by Collateral Agent or its Receiver, upon the sale or other disposition of such Collateral by Collateral Agent or its Receiver.

Upon and after the full and irrevocable payment of the GECC Claim and the termination of the GECC Commitment, the GECC Secured Parties shall release and discharge all of their Liens on Collateral following receipt of a request by GE Capital Canada or Collateral Agent or its Receiver and upon the sale or other disposition of such Collateral by GE Capital Canada or Collateral Agent, as applicable, or its Receiver. Upon and after the full and irrevocable payment of the GE Capital Canada Claim and the termination of the GE Capital Canada Commitment, the GE Capital Canada Secured Parties shall release and discharge all of their Liens on Collateral following receipt of a request by GECC or Collateral Agent or its Receiver and upon the sale or other disposition of the such Collateral by GECC or Collateral Agent, as applicable, or its Receiver. Upon and after the full and irrevocable payment of the Collateral Agent Claim, the Collateral Agent Secured Parties shall release and discharge all of their Liens on Collateral following receipt of a request by GECC or GE Capital Canada or its Receiver and upon the sale or other disposition of such Collateral by GECC or GE Capital Canada, as applicable, or its Receiver.

2.10   RELEASE OF PLEDGED SHARE DOCUMENTS.

Collateral Agent shall deliver to GECC or GE Capital Canada or if they otherwise jointly direct, then in the manner so directed, all Pledged Share Documents held by Collateral Agent upon payment in full of the Collateral Agent Claim. Collateral Agent agrees to act as GECC's and GE Capital Canada's mandatary or agent for the purpose of perfecting and publishing GECC's and GE Capital Canada's Liens in the Pledged Shares. Collateral Agent agrees that it will not discharge its Lien in the Pledged Shares without providing prior written notice to each of GECC and GE Capital Canada.

2.11   INTELLECTUAL PROPERTY LICENCE.

The Debtors hereby grant to GECC, GE Capital Canada, Collateral Agent and any of their Receivers an irrevocable licence and right to use, without charge, the Debtors' Intellectual Property and advertising material, or any property of a similar nature, as it pertains to the Collateral, in converting any raw materials, completing work in process, shipping Collateral, packaging Collateral, advertising for sale and selling any Collateral or collecting Accounts in connection with an enforcement of the Liens thereon and the rights of the Debtors under all licences shall enure to the benefit of GECC, GE Capital Canada, Collateral Agent and their Receivers.

2.12   USE OF INTELLECTUAL PROPERTY.

In addition to the rights given to GECC and GE Capital Canada under the other provisions of Section 2, Collateral Agent agrees that each of GECC, GE Capital Canada and their Receivers shall have the full use of the Collateral Agent Senior Collateral comprising Intellectual Property, without any cost to GECC or GE Capital Canada, as applicable, for the purposes (but only for such purposes) of converting any raw materials, completing work in process, shipping Collateral, packaging Collateral, advertising for sale and selling any Collateral or collecting Accounts in connection with an enforcement of the Liens thereon for the duration of the Liquidation Periods. Collateral Agent may sell some or all of such Intellectual Property, provided that each purchaser of such Collateral shall have expressly agreed in writing to be bound by the Collateral Agent's obligations under this Agreement for the duration of the Liquidation Periods. For greater certainty, GECC's, GE Capital Canada's and their respective Receivers' rights to use Collateral

Agent Senior Collateral comprising Intellectual Property shall extend for the full 120-day or 150-day (as applicable) duration of the Finished Goods Liquidation Period provided in Section 2.4(1)(ii) notwithstanding that Section 2.4(1)(ii) provides for the use and occupation of certain facilities for shorter periods of time.

2.13   AMOUNTS TO BE RECEIVED IN TRUST.

If GECC, GE Capital Canada or Collateral Agent accepts or receives Proceeds of Collateral contrary to the provisions of this Agreement, it shall receive the same in trust and shall not commingle such Proceeds with any of its own funds and shall hold such Proceeds in a separate account as mandatary or agent on behalf of GECC, GE Capital Canada or Collateral Agent, as applicable, to be applied and to be promptly paid over to the party entitled to receive same in accordance with this Agreement; provided, that the foregoing and the provisions of the first sentence of Section 2.17(4) shall not apply to Proceeds that are received by, or are payable to, GECC and GE Capital Canada as a result of cash management arrangements between the US Facility Credit Parties, their relationship banks or similar entities and GECC or Canadian Facility Credit Parties, their relationship banks and GE Capital Canada, unless, prior to receipt by GECC or GE Capital Canada, as applicable, GECC or GE Capital Canada, as applicable, has received written notice from Collateral Agent that the money to be received by GECC or GE Capital Canada is Proceeds of Collateral Agent Senior Collateral and an Event of Default has occurred and is continuing under the Indenture.

2.14   ADDITIONAL CREDIT EXTENSIONS; AMENDMENTS.

Each of (i) GECC and the US Lenders and (ii) GE Capital Canada and the Canadian Lenders and (iii) Collateral Agent, Indenture Trustee and the Holders, shall have the right, without the other parties' consent, to make amendments and modifications to, and to extend credit to the Debtors in excess of the maximum amounts set forth in, the US Credit Agreement, the Canadian Credit Agreement and the Indenture, respectively, as of the date of this Agreement, secured by the GECC Senior Collateral, the GE Capital Canada Senior Collateral, the GE Joint Senior Collateral and the Collateral Agent Senior Collateral. Any such extensions of credit shall become part of the GECC Claim, the GE Capital Canada Claim or the Collateral Agent Claim, as applicable, up to an amount in each case not to exceed 10% of (a) US$35,000,000 in the case of the US Credit Agreement,
(b) US$35,000,000 or the equivalent amount thereof in Canadian dollars in the case of the Canadian Credit Agreement and (c) US $125,000,000 in the case of the Indenture and the Senior Notes and, to such extent, shall be accorded their respective priorities under this Agreement.

Each of GECC, GE Capital Canada and Indenture Trustee or Collateral Agent, as applicable shall use reasonable efforts to give to the others notice of the intent to extend additional credit or amend or modify the US Credit Agreement, the Canadian Credit Agreement, the Indenture or the Collateral Agency Agreement, as applicable, including, without limitation, the amendment or modification of the applicable financial covenants contained therein, but the failure to do so shall not affect the validity of the extension of credit, amendment or modification, create any claim or right on behalf of any third party, or subject to the preceding sentence, create a cause of action against the party failing to give such notice. GECC, GE Capital Canada, Indenture Trustee and Collateral Agent shall, upon request of each other, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Collateral.

2.15   ACCOUNTING.

After the commencement of an Enforcement Action and on a continuing basis, as determined by GECC, GE Capital Canada or Collateral Agent, acting reasonably, each of GECC, GE Capital Canada and Collateral Agent agrees to account fully to the others as to the nature and amount of the GECC Claim, the GE Capital Canada Claim or the Collateral Agent Claim, as applicable, the Proceeds of any Collateral sold or otherwise disposed of and the manner and effect of the application of any Proceeds against the GECC Claim, the GE Capital Canada Claim or the Collateral Agent Claim, as applicable.

2.16   NOTICE OF DEFAULTS.

GECC, GE Capital Canada and Indenture Trustee or Collateral Agent, as the case may be, agree to use their best efforts to give to the other copies of any notice of the occurrence or existence of an Event of Default sent to the Debtors simultaneously with the sending of such notice to the Debtors, provided that failure to do so shall not affect the validity of such notice or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party. None of GECC, GE Capital Canada, Indenture Trustee or Collateral Agent shall incur any liability nor shall it have any obligation to cure any Event of Default as a result of receipt of any notice required under this Section 2.16.

2.17   INSURANCE.

GECC, GE Capital Canada and Collateral Agent each agree as follows:

       (1) GECC shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to GECC Senior Collateral and the Proceeds of each insurance policy covering GECC Senior Collateral shall be paid to GECC. With respect to any Proceeds of insurance relating to GECC Senior Collateral after full and irrevocable payment of the GECC Claim, including, without limitation, all collection, enforcement and legal expenses, and termination of the GECC Commitment, any remaining Proceeds shall be promptly paid in accordance with
              Section 2.2.

       (2) GE Capital Canada shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to GE Capital Canada Senior Collateral and that the Proceeds of each insurance policy covering GE Capital Canada Senior Collateral shall be paid to GE Capital Canada. With respect to any Proceeds of insurance relating to GE Capital Canada Senior Collateral after full and irrevocable payment of the GE Capital Canada Claim, including, without limitation, all collection, enforcement and legal expenses, and termination of the GE Capital Canada Commitment, any remaining Proceeds shall be promptly paid in accordance with Section 2.2.

       (3) GECC and GE Capital Canada jointly shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to GE Joint Senior Collateral and the Proceeds of each insurance policy covering GE Joint Senior Collateral shall be paid to GECC and GE Capital Canada jointly. With respect to any Proceeds of insurance relating to GE Joint Senior Collateral after full and irrevocable payment of the GECC Claim and the

              GE Canada Claim, including, without limitation, all collection, enforcement and legal expenses, and termination of the GECC Commitment and the GE Canada Commitment, any remaining Proceeds shall be promptly paid in accordance with Section 2.2.

       (4) The Debtors, or if an Event of Default has occurred and is continuing under the Indenture, Collateral Agent, shall have the sole and exclusive right to adjust settlement of the relevant insurance policy in the event of any loss with respect to Collateral Agent Senior Collateral and the Proceeds of each insurance policy covering Collateral Agent Senior Collateral shall be paid to Collateral Agent for application to the Collateral Agent Claim, in accordance with the Indenture and the Collateral Agreements (as defined therein), unless an Event of Default is not continuing under the Indenture, and then, in those circumstances, to the appropriate Debtor. With respect to any Proceeds of insurance relating to Collateral Agent Senior Collateral after full and irrevocable payment of the Collateral Agent Claim, including, without limitation, all collection, enforcement and legal expenses, any remaining Proceeds shall be promptly paid in accordance with Section 2.2.

       (5) From the occurrence of an Event of Default and provided that such Event of Default is continuing, any payment received in respect of proceeds of the Debtors' business interruption insurance shall be applied pro rata to the GECC Claim, the GE Capital Canada Claim and, unless an Event of Default is not continuing under the Indenture, the Collateral Agent Claim in accordance with the Indenture and the Collateral Agreements (as defined therein), as of the date of receipt of the payment (but without taking into account the amount of same). Any payment in respect of proceeds of the Debtors' business interruption insurance received at a time where no Event of Default has occurred and is continuing shall be applied as agreed on between the Debtors and GECC and the Debtors and GE Capital Canada.

2.18   NOTICES OF SALE.

In the event that the GECC Secured Parties, the GE Capital Canada Secured Parties, the Collateral Agent Secured Parties or any of their Receivers shall be required by the UNIFORM COMMERCIAL CODE, Insolvency Law or by any other applicable law to give notice to the other of an intended disposition of Collateral, such notice shall be given in accordance with Section 3.1 and, subject to applicable law, fifteen (15) days or more prior notice shall be deemed to be commercially reasonable.

2.19   AGENTS FOR EACH OF THE SECURED PARTIES.

For purposes of this Agreement, GECC and GE Capital Canada shall be entitled to rely upon any consent or agreement of Collateral Agent, as agent acting on behalf of the Collateral Agent Secured Parties, and such approval and agreement shall be binding upon each Collateral Agent Secured Party. In the event that the Collateral Agent is not acting as "fonde de pouvoir" or collateral agent of the Indenture Trustee and/or Holders for the purpose of the Liens on the Collateral located in Quebec or elsewhere, the Collateral Agent and/or the Indenture Trustee shall cause such "fonde de pouvoir" or collateral agent, as applicable, to agree in writing to be bound by the provisions hereof in the same manner as the Collateral Agent prior to or contemporaneous with such Person acting as such "fonde de pouvoir" or collateral agent. Each of the Debtors shall not issue any debentures to any Person other than Collateral Agent unless that Person has delivered to GECC and GE Capital Canada an agreement to be bound by this Agreement in the same manner as the Collateral Agent Secured Parties. Collateral Agent shall be entitled to rely upon any consent or agreement of GECC, as agent acting on behalf of the GECC Secured Parties, and such approval and agreement shall be binding upon each of the GECC Secured Parties. Collateral Agent shall be entitled to rely upon any consent or agreement of GE Capital Canada, as agent acting on behalf of the GE Capital Canada Secured Parties and such approval and agreement shall be binding upon each of the GE Capital Canada Secured Parties. Each of the Collateral Agent, GECC and GE Capital Canada agree and acknowledge that, to the extent a security interest or Lien in any of the Collateral has been perfected or published by possession or control of such Collateral by or on behalf of such Person, such Person so possessing or controlling shall hold such Collateral as agent and mandatary for each of the Collateral Agent Secured Parties, the GECC Secured Parties and the GE Capital Canada Secured Parties, as the case may be, in accordance with the priorities set forth in this Agreement. Furthermore, each of Collateral Agent, GECC and GE Capital Canada agree and acknowledge that, to the extent that any agreement to which they are a party with any Debtor requires that such Debtor deliver to or provide control of any Collateral to such Person, the requirement of delivering to or the providing of control of such Collateral to such Person shall be deemed to be met if the Debtor has delivered or provided control of such Collateral to any of Collateral Agent, GECC and GE Capital Canada.

2.20   COLLATERAL AGENT OBLIGATIONS

Solely with reference to Sections 2.4, 2.5, 2.7 and 2.12, Collateral Agent shall not be obligated to take any action in respect of any Collateral Agent Secured Collateral, in order to facilitate the GECC Secured Parties' or GE Capital Canada Secured Parties' exercise of their rights under such sections in respect of such Collateral, of which Collateral Agent does not have possession or control, provided however that Collateral Agent shall not take any action which would interfere in any respect with the rights of GECC Secured Parties or GE Capital Canada Secured Parties.

                           SECTION 3 - MISCELLANEOUS

3.1    NOTICES.

Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) days after deposit in the mails, with proper postage prepaid. or upon delivery by courier or upon transmission by telecopy to the addresses set out in Schedule 3.1.

3.2    CONTESTING LIENS OR SECURITY INTERESTS.

Each of GECC, GE Capital Canada and Collateral Agent agrees that it shall not contest the validity, perfection, publication, priority or enforceability of any Lien in the Collateral granted to the GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties.

3.3    THE DEBTORS ACKNOWLEDGEMENT ON INSOLVENCY PROCEEDINGS.

The Debtors each acknowledge that the interests of the GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties are distinct, having regard to the nature of the obligations owed by the Debtors, the nature and priority of their respective security and the remedies available to them. In the event of the commencement of any Insolvency Proceedings, the Debtors each acknowledge and agree that the GECC Secured Parties, the GE Capital Canada Secured Parties and the Collateral Agent Secured Parties, shall be treated as unaffected creditors or, alternatively, shall be placed in separate classes for all purposes related to such proceedings including, without limitation, for the purposes of voting on or approving any plan of arrangement, proposal, compromise, reorganization plan or other agreement or document with similar effect.

3.4    NO ADDITIONAL RIGHTS FOR THE DEBTORS HEREUNDER.

If the GECC Secured Parties, the GE Capital Canada Secured Parties or the Collateral Agent Secured Parties enforce their rights or remedies in violation of the terms of this Agreement, the Debtors shall not be entitled to use such violation as a defense to any Enforcement Action under the US Credit Agreement, the Canadian Credit Agreement, the Indenture, the Collateral Agency Agreement or under any Security Document, nor shall the Debtors assert such violation as a counterclaim or basis for set-off or recoupment against the GECC Secured Parties, the GE Capital Canada Secured Parties or the Collateral Agent Secured Parties. The Debtors each agree that nothing in this Agreement shall relieve any Debtor of any of its obligations under any of the US Credit Agreement, the Canadian Credit Agreement, the Indenture, the Collateral Agency Agreement, the Security Documents or any other document, agreement or instrument that any Debtor may be a party to with any of the GECC Secured Parties, the GE Capital Canada Secured Parties or the Collateral Agent Secured Parties.

3.5    INDEPENDENT CREDIT INVESTIGATIONS.

Neither GECC, GE Capital Canada nor Collateral Agent nor any of their respective directors, officers, agents or employees shall be responsible to each other or to any other person, firm or corporation, for the Debtors' solvency, financial condition or ability to repay the GECC Claim, the GE Capital Canada Claim or the Collateral Agent Claim or for statements of the Debtors, oral or written, or for the validity, sufficiency or enforceability of the GECC Claim, the GE Capital Canada Claim or the Collateral Agency Agreement Claim, the US Credit Agreement, the Canadian Credit Agreement, the Indenture or any Liens granted by the Debtors to the GECC Secured Parties, the GE Capital Canada Secured Parties or the Collateral Agent Secured Parties in connection therewith. Each of GECC, GE Capital Canada and Collateral Agent makes no warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 3.5.

3.6    LIMITATION ON LIABILITY OF AGENTS TO EACH OTHER.

Except as provided in this Agreement, GECC, GE Capital Canada and Collateral Agent shall have no liability to each other, except for wilful misconduct or breach of this Agreement.


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

3.7    AMENDMENTS TO THIS AGREEMENT.

All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each of GECC, GE Capital Canada, Collateral Agent, Indenture Trustee and, to the extent that such modification or amendment would increase the obligations of a Debtor under this Agreement, by an authorized officer of such Debtor, to be binding and enforceable.

3.8    ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior negotiations, undertakings, representations and understandings with respect to the subject matter.

3.9    FURTHER ASSURANCES.

Each party hereto shall do, perform, execute and deliver all acts, deeds and documents as may be necessary from time to time to give full effect to the terms and intent of this Agreement including, without limitation, such further instruments as may be necessary or advisable under any statute to perfect, publish, record or otherwise give effect to the rights of priority, the postponements and subordinations and rights of use and occupancy and cessions of ranks provided for in this Agreement.

3.10   NO WAIVER.

No waiver by a party or failure or delay in exercising any right, power or remedy (whether in whole or in part) under this Agreement shall take effect or be binding upon the party unless in writing and signed by such party or shall limit or affect the rights of such party with respect to any other right, power or remedy.

3.11   SEVERABILITY.

If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect:

       (1) the legality, validity or enforceability of the remaining provisions of this Agreement; or

       (2) the legality, validity or enforceability of that provision in any other jurisdiction.

3.12   SUCCESSORS AND ASSIGNS; COUNTERPARTS.

This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, but does not otherwise create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one Agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as a manually signed counterpart of this Agreement.

3.13   GOVERNING LAW.

This Agreement shall be governed as to validity, interpretations, enforcement and effect by the internal laws (as opposed to conflicts of law provisions) of the Province of Ontario; provided that to the extent that the laws of any jurisdiction in which Collateral is located govern the priority, attachment, perfection, and enforcement of Liens in or upon such Collateral, the local laws of such jurisdiction shall continue to govern.

3.14   ATTORNMENT.

Each of the parties irrevocably attorns to the non-exclusive jurisdiction of the courts of the Provinces of Quebec and Ontario.

3.15   INFORMATION.

Upon the request of any of GECC, GE Capital Canada or Collateral Agent and/or Indenture Trustee, GECC, GE Capital Canada and Collateral Agent and/or Indenture Trustee agree to use their best efforts to provide to each other all information relating to the transactions contemplated by the US Credit Agreement, the Canadian Credit Agreement, the Indenture and the Collateral Agency Agreement and with any credit or other information with respect to any of the Collateral or the Debtors.

3.16   TERMINATION.

This Agreement shall terminate and be of no further force and effect as to all the parties hereto at such time as the GECC Claim, the GE Capital Canada Claim and the Collateral Agency Agreement Claim have been irrevocably paid in full and the GECC Commitment and the GE Capital Canada Commitment have been terminated.

3.17   AGREEMENT DOES NOT APPLY TO CERTAIN PROPERTY.

Notwithstanding any other provision of this Agreement, none of the provisions of this Agreement shall apply to or affect in any manner whatsoever under any circumstances (1) any interest and rights of GECC or GE Capital Canada or any of their respective affiliates in respect of any equipment or other personal or movable property (whether or not such property becomes attached to any real or immoveable property) or any real or immoveable property that GECC or GE Capital Canada, as applicable, or any of their respective affiliates may lease or sell from time to time to the Debtors, and such property shall in all cases be subject to the terms of the lease(s) or sale agreement(s) relating thereto or
(2) the indebtedness and other obligations of the Debtors to GECC or GE Capital Canada or any of its affiliates under each such lease or sale agreement, as applicable.


                           [INTENTIONALLY LEFT BLANK]

The parties have executed this Agreement.


                                    GENERAL ELECTRIC CAPITAL CORPORATION, as agent for the US Lenders

                                    By: /s/ Christopher Cox
                                        ----------------------------------------
                                        Name:  Christopher Cox
                                        Title:  Duly authorized Signatory


                                    GENERAL ELECTRIC CAPITAL CANADA INC., as agent for the Canadian Lenders

                                    By: /s/ Stephen B. Smith
                                        ----------------------------------------
                                        Name:  Stephen B. Smith
                                        Title:  Duly authorized Signatory


                                    THE BANK OF NEW YORK, solely in its capacity as US Collateral Agent for the Holders and the Indenture Trustee

                                    By: /s/ Patricia Phillips
                                        ----------------------------------------
                                        Name: Patricia Phillips
                                        Title: Assistant Vice President


                                    BNY TRUST COMPANY OF CANADA, solely in its capacity as Canadian Collateral Agent for the Holders and the Indenture Trustee

                                    By: /s/ Lawrence Olsen
                                        ----------------------------------------
                                        Name: Lawrence Olsen
                                        Title: Vice President

                                    THE BANK OF NEW YORK, solely in its capacity as Indenture Trustee for the Holders

                                    By: /s/ Patricia Phillips
                                        ----------------------------------------
                                        Name: Patricia Phillips
                                        Title: Assistant Vice President


                                    SPORT MASKA INC.

                                    By: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration



                                    MASKA U.S. INC.

                                    By: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration


                                    THE HOCKEY COMPANY

                                    By: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Chief Financial Officer
                                               and Vice President,
                                               Finance and Administration

                                    SPORTS HOLDING CORP.

                                    By: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration


                                        ----------------------------------------
                                        Name:
                                        Title:


                                    SLM TRADEMARK ACQUISITION CANADA CORPORATION

                                    By: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration


                                        ----------------------------------------
                                        Name:
                                        Title:


                                    SLM TRADEMARK ACQUISITION CORP.

                                    By: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration


                                        ----------------------------------------
                                        Name:
                                        Title:


                                    WAP HOLDINGS INC.

                                    By: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration

                                        ----------------------------------------
                                        Name:
                                        Title:

                                  SCHEDULE 3.1

                                NOTICE ADDRESSES

(1)      If to GECC, at

         General Electric Capital Corporation
         800 Connecticut Avenue
         Two North
         Norwalk, Connecticut
         06854
         Attention:        Portfolio - The Hockey Company
         Telecopier No.:   (203) 852-3630
         Telephone No.:    (203) 852-3616

         with copies to:

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, Connecticut
         06927-5100
         Attention:        Corporate Counsel - Commercial Finance
         Telecopier No.    (203) 316-7889
         Telephone No.:    (203) 316-7784

         Weil, Gotshal & Manges
         767 Fifth Avenue
         New York, New York,
         10153
         Attention:        Ted Waksman
         Telecopier No.:   (212) 310-8677
         Telephone No.:    (212) 310-8362

(2)      if to GE Capital Canada, at

         General Electric Capital Canada Inc.
         c/o GE Capital Commercial Finance, Inc.
         800 Connecticut Avenue
         Two North
         Norwalk, Connecticut
         06854
         Attention:        Portfolio - The Hockey Company
         Telecopier No.:   (203) 852-3630
         Telephone No.:    (203) 852-3616
         with copies to:

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, Connecticut
         06927-5100
         Attention:        Corporate Counsel -  Commercial Finance
         Telecopier No.:   (203) 316-7889
         Telephone No.:    (203) 316-7784

         and:

         Osler, Hoskin & Harcourt LLP
         Box 50, 1 First Canadian Place
         Toronto, Ontario
         M5X 1B8
         Attention:        Scott Horner/Dale Seymour
         Telecopier No.:   (416) 862-6666
         Telephone No.:    (416) 862-6596

(3)      if to US Collateral Agent, at:

         The Bank of New York
         101 Barclay Street, Floor 21W
         New York, New York 10286
         Attention: Corporate Trust Administration--Global Finance Unit Telecopier No.: (212) 235-2530
         Telephone No.: (212) 235-2403


(4)      if to Canadian Collateral Agent, at:

         BNY Trust Company of Canada
         4 King Street West
         Suite 1101
         Toronto, Ontario M5H1B6
         Attention: Senior Trust Officer
         Telecopier No.: (416) 360-1711/1727
         Telephone No.: (416) 933-8504


(5)      if to Indenture Trustee, at:

         The Bank of New York
         101 Barclay Street, Floor 21W
         New York, New York 10286
         Attention: Corporate Trust Administration--Global Finance Unit Telecopier No.: (212) 235-2530
         Telephone No.: (212) 235-2403

(6)      if to The Hockey Company, at

         3500 De Maisonneuve Blvd. West
         Suite 800
         Westmount, Quebec
         H3Z3C1
         Attention:        Chief Financial Officer
         Telecopier No.:   (514) 932-6020
         Telephone No.:    (514) 932-1118


(7)      if to any Debtor other than The Hockey Company,  at

         c/o The Hockey Company
         3500 De Maisonneuve Blvd. West
         Suite 800
         Westmount, Quebec
         H3Z3C1
         Attention:        Chief Financial Officer
         Telecopier No.:   (514) 932-6020
         Telephone No.:    (514) 932-1118


or to such other address as each party designates to the other in the manner herein prescribed.